UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018

HUNT COMPANIES FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue, 19th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 521-6323
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2018, Hunt Companies Finance Trust, Inc. (the “Company”) issued a press release announcing its intent to restate its Annual Reports on Form 10-K for the fiscal years ended December 31, 2016 and December 31, 2017 and its Quarterly Reports on Form 10-Q for the quarter ended June 30, 2016 and each subsequent quarters through June 30, 2018 and the anticipated impacts to its consolidated financial statements for the Relevant Periods (as defined below). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in “Item 2.02 Results of Operations and Financial Condition,” including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a related Audit Report or Completed interim Review.

On November 5, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company concluded that the Company’s previously issued audited financial statements (and any related audit reports of the Company’s independent registered public accounting firm, Grant Thornton LLP) contained in the Company’s 2016 and 2017 Annual Reports on Form 10-K and the unaudited consolidated financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarter ended June 30, 2016 and each subsequent quarter through June 30, 2018 (collectively, the “Relevant Periods”) should no longer be relied upon due to accounting errors which occurred in fiscal year 2016. The Company determined that it had incorrectly reported a release of credit reserves relating to certain Non-Agency Residential Mortgage Backed Securities (“RMBS”) upon the sale of such securities in 2016 and incorrectly reported unrealized losses on Non-Agency RMBS Interest Only Certificates (“RMBS IO’s”) upon the deconsolidation in 2016 of the JPMMT 2014-OAK4 Trust. The unrealized losses on the RMBS IO’s were incorrectly reported through OCI instead of through unrealized gain (loss) on fair value option securities on the Company’s statements of operations for each of the quarter and year-to-date periods ended June 30, 2016 and September 30, 2016 and for the fiscal year ended December 31, 2016 as included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the Relevant Periods. The release of credit reserves was incorrectly reported through other comprehensive income (“OCI”) instead of through the Company’s statements of operations for the quarter and year-to-date period ended September 30, 2016 and for the fiscal year ended December 31, 2016. While having no impact on total stockholders’ equity, as a result of the above errors, accumulated other comprehensive income (loss) and accumulated earnings (deficit) were incorrectly stated by equal and offsetting amounts in the Company’s balance sheets for each of the quarter-end and year-end periods from June 30, 2016 through June 30, 2018 as included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the Relevant Periods.

The Company will file amendments to its Annual Reports on Form 10-K for the fiscal years ended December 31, 2016 and December 31, 2017 to restate the previously issued annual financial statements and to its Quarterly Reports on Form 10-Q for the Relevant Periods to restate the previously issued interim financial statements. Although the Company cannot yet estimate when it will complete the restatements and file the amended annual reports and quarterly reports, the Company is working diligently and expeditiously toward completion of the restatements and intends to file such amended annual reports and quarterly reports as soon as reasonably practicable. The Company expects to file a Form 12b-25 in connection with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 and the Company expects to file such Quarterly Report on Form 10-Q within the extended filing deadline.

The tables below sets forth the anticipated impacts to the consolidated balance sheets, the consolidated statements of operations, the consolidated statements of comprehensive income and the statement of cash flows for the Relevant Periods. These changes will have no effect on comprehensive income and stockholder’ equity and will have no effect on the Company’s reported liquidity or cash flows from operating activities, financing activities or investing activities for the Relevant Periods.

The tables below set forth the anticipated impacts to the consolidated balance sheets (unaudited):

	June 30, 2016
	As previously reported	Restatement adjustments	As restated
ASSETS
Available-for-sale securities, at fair value (includes pledged securities of $767,812,906 for June 30, 2016)	$754,352,044	$-	$754,352,044
Mortgage loans held-for-sale, at fair value (includes pledged loans of $11,787,050 for June 30, 2016)	12,909,597	-	12,909,597
Multi-family loans held in securitization trusts, at fair value	1,305,586,768	-	1,305,586,768
Residential loans held in securitization trusts, at fair value	174,269,940	-	174,269,940
Mortgage servicing rights, at fair value	3,229,937	-	3,229,937
Cash and cash equivalents	25,536,658	-	25,536,658
Restricted cash	14,454,208	-	14,454,208
Accrued interest receivable	7,661,978	-	7,661,978
Dividends receivable	2,014	-	2,014
Investment related receivable	3,566,968	-	3,566,968
FHLB stock	11,300	-	11,300
Other assets	1,104,520	-	1,104,520

Total assets	$2,302,685,932	$-	$2,302,685,932

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Repurchase agreements:
Available-for-sale securities	$677,197,000	$-	$677,197,000
Mortgage loans held-for-sale	10,406,770	-	10,406,770
Multi-family securitized debt obligations	1,288,578,921	-	1,288,578,921
Residential securitized debt obligations	159,799,323	-	159,799,323
Derivative liabilities, at fair value	7,954,588	-	7,954,588
Accrued interest payable	5,498,559	-	5,498,559
Dividends payable	29,349	-	29,349
Fees and expenses payable to Manager	686,187	-	686,187
Other accounts payable and accrued expenses	335,972	-	335,972

Total liabilities	2,150,486,669	-	2,150,486,669

STOCKHOLDERS' EQUITY:
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 issued and outstanding at June 30, 2016	37,156,972	-	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 14,597,894 shares issued and outstanding, at June 30, 2016	145,979	-	145,979
Additional paid-in capital	188,780,121	-	188,780,121
Accumulated other comprehensive income (loss)	2,599,743	3,723,524	6,323,267
Cumulative distributions to stockholders	(62,812,117)	-	(62,812,117)
Accumulated earnings (deficit)	(13,671,435)	(3,723,524)	(17,394,959)

Total stockholders' equity	152,199,263	-	152,199,263

Total liabilities and stockholders' equity	$2,302,685,932	$-	$2,302,685,932

	September 30, 2016
	As previously reported	Restatement adjustments	As restated
ASSETS
Available-for-sale securities, at fair value (includes pledged securities of $822,403,355 for September 30, 2016)	$817,394,805	$-	$817,394,805
Mortgage loans held-for-sale, at fair value (includes pledged loans of $8,754,039 for September 30, 2016)	9,274,002	-	9,274,002
Multi-family loans held in securitization trusts, at fair value	1,267,101,902	-	1,267,101,902
Residential loans held in securitization trusts, at fair value	153,356,678	-	153,356,678
Mortgage servicing rights, at fair value	3,025,433	-	3,025,433
Cash and cash equivalents	28,590,557	-	28,590,557
Restricted cash	14,083,241	-	14,083,241
Accrued interest receivable	7,650,823	-	7,650,823
Dividends receivable	123	-	123
Investment related receivable	4,131,073	-	4,131,073
FHLB stock	11,300	-	11,300
Other assets	954,507	-	954,507

Total assets	$2,305,574,444	$-	$2,305,574,444

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Repurchase agreements:
Available-for-sale securities	$739,500,000	$-	$739,500,000
Mortgage loans held-for-sale	7,125,821	-	7,125,821
Multi-family securitized debt obligations	1,249,163,769	-	1,249,163,769
Residential securitized debt obligations	147,407,885	-	147,407,885
Derivative liabilities, at fair value	4,613,988	-	4,613,988
Accrued interest payable	5,363,603	-	5,363,603
Dividends payable	29,349	-	29,349
Deferred income	6,905	-	6,905
Fees and expenses payable to Manager	691,187	-	691,187
Other accounts payable and accrued expenses	2,062,910	-	2,062,910

Total liabilities	2,155,965,417	-	2,155,965,417

STOCKHOLDERS' EQUITY:
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 issued and outstanding at September 30, 2016	37,156,972	-	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 14,602,394 shares issued and outstanding, at September 30, 2016	145,979	-	145,979
Additional paid-in capital	188,783,581	-	188,783,581
Accumulated other comprehensive income (loss)	2,018,361	3,369,190	5,387,551
Cumulative distributions to stockholders	(66,320,787)	-	(66,320,787)
Accumulated earnings (deficit)	(12,175,079)	(3,369,190)	(15,544,269)

Total stockholders' equity	149,609,027	-	149,609,027

Total liabilities and stockholders' equity	$2,305,574,444	$-	$2,305,574,444

	December 31, 2016
	As previously reported	Restatement adjustments	As restated
ASSETS
Available-for-sale securities, at fair value (includes pledged securities of $876,121,505 for December 31, 2016	$870,929,601	$-	$870,929,601
Mortgage loans held-for-sale, at fair value	2,849,536	-	2,849,536
Multi-family loans held in securitization trusts, at fair value	1,222,905,433	-	1,222,905,433
Residential loans held in securitization trusts, at fair value	141,126,720	-	141,126,720
Mortgage servicing rights, at fair value	3,440,809	-	3,440,809
Cash and cash equivalents	27,534,374	-	27,534,374
Restricted cash	10,355,222	-	10,355,222
Deferred offering costs	96,489	-	96,489
Accrued interest receivable	7,619,717	-	7,619,717
Dividends receivable	122	-	122
Investment related receivable	3,914,458	-	3,914,458
Derivative assets, at fair value	8,053,813	-	8,053,813
Other assets	774,909	-	774,909

Total assets	$2,299,601,203	$-	$2,299,601,203

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Repurchase agreements:
Available-for-sale securities	$804,811,000	$-	$804,811,000
Multi-family securitized debt obligations	1,204,583,678	-	1,204,583,678
Residential securitized debt obligations	134,846,348	-	134,846,348
Accrued interest payable	5,467,916	-	5,467,916
Dividends payable	39,132	-	39,132
Deferred income	203,743	-	203,743
Due to broker	4,244,678	-	4,244,678
Fees and expenses payable to Manager	880,000	-	880,000
Other accounts payable and accrued expenses	2,057,843	-	2,057,843

Total liabilities	2,157,134,338	-	2,157,134,338

STOCKHOLDERS' EQUITY:
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 issued and outstanding at December 31, 2016	37,156,972	-	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 17,539,258 shares issued and outstanding, at December 31, 2016	175,348	-	175,348
Additional paid-in capital	204,264,868	-	204,264,868
Accumulated other comprehensive income (loss)	(9,268,630)	2,436,690	(6,831,940)
Cumulative distributions to stockholders	(89,224,194)	-	(89,224,194)
Accumulated earnings (deficit)	(637,499)	(2,436,690)	(3,074,189)

Total stockholders' equity	142,466,865	-	142,466,865

Total liabilities and stockholders' equity	$2,299,601,203	$-	$2,299,601,203

	March 31, 2017
	As previously reported	Restatement adjustments	As restated
ASSETS
Available-for-sale securities, at fair value (includes pledged securities of $1,040,598,558 for March 31, 2017)	$1,035,720,870	$-	$1,035,720,870
Mortgage loans held-for-sale, at fair value	2,822,751	-	2,822,751
Multi-family loans held in securitization trusts, at fair value	1,215,157,038	-	1,215,157,038
Residential loans held in securitization trusts, at fair value	132,454,523	-	132,454,523
Mortgage servicing rights, at fair value	3,314,363	-	3,314,363
Cash and cash equivalents	32,713,356	-	32,713,356
Restricted cash	7,693,120	-	7,693,120
Deferred offering costs	96,532	-	96,532
Accrued interest receivable	8,078,915	-	8,078,915
Investment related receivable	2,193,766	-	2,193,766
Derivative assets, at fair value	4,976,938	-	4,976,938
Other assets	724,267	-	724,267

Total assets	$2,445,946,439	$-	$2,445,946,439

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Repurchase agreements:
Available-for-sale securities	$971,225,000	$-	$971,225,000
Multi-family securitized debt obligations	1,195,536,818	-	1,195,536,818
Residential securitized debt obligations	126,535,978	-	126,535,978
Accrued interest payable	5,534,935	-	5,534,935
Dividends payable	39,132	-	39,132
Deferred income	200,534	-	200,534
Due to broker	915,590	-	915,590
Fees and expenses payable to Manager	709,000	-	709,000
Other accounts payable and accrued expenses	376,632	-	376,632

Total liabilities	2,301,073,619	-	2,301,073,619

STOCKHOLDERS' EQUITY:
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 issued and outstanding at March 31, 2017	37,156,972	-	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 17,539,258 shares issued and outstanding, at March 31, 2017	175,348	-	175,348
Additional paid-in capital	204,262,178	-	204,262,178
Accumulated other comprehensive income (loss)	(5,717,728)	2,436,690	(3,281,038)
Cumulative distributions to stockholders	(92,735,592)	-	(92,735,592)
Accumulated earnings (deficit)	1,731,642	(2,436,690)	(705,048)

Total stockholders' equity	144,872,820	-	144,872,820

Total liabilities and stockholders' equity	$2,445,946,439	$-	$2,445,946,439

	June 30, 2017
	As previously reported	Restatement adjustments	As restated
ASSETS
Available-for-sale securities, at fair value (includes pledged securities of $1,212,027,963 for June 30, 2017)	$1,252,375,950	$-	$1,252,375,950
Mortgage loans held-for-sale, at fair value	2,795,951	-	2,795,951
Multi-family loans held in securitization trusts, at fair value	1,175,419,031	-	1,175,419,031
Residential loans held in securitization trusts, at fair value	128,679,142	-	128,679,142
Mortgage servicing rights, at fair value	3,096,943	-	3,096,943
Cash and cash equivalents	41,424,138	-	41,424,138
Restricted cash	15,816,577	-	15,816,577
Deferred offering costs	87,482	-	87,482
Accrued interest receivable	8,280,086	-	8,280,086
Investment related receivable	4,618,226	-	4,618,226
Other assets	1,119,584	-	1,119,584

Total assets	$2,633,713,110	$-	$2,633,713,110

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Repurchase agreements:
Available-for-sale securities	$1,146,628,000	$-	$1,146,628,000
Multi-family securitized debt obligations	1,154,997,075	-	1,154,997,075
Residential securitized debt obligations	123,007,454	-	123,007,454
Accrued interest payable	5,356,244	-	5,356,244
Derivative liabilities, at fair value	836,338	-	836,338
Dividends payable	29,349	-	29,349
Deferred income	188,760	-	188,760
Due to broker	45,081,053	-	45,081,053
Fees and expenses payable to Manager	563,000	-	563,000
Other accounts payable and accrued expenses	143,972	-	143,972

Total liabilities	2,476,831,245	-	2,476,831,245

STOCKHOLDERS' EQUITY:
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 issued and outstanding at June 30, 2017	37,156,972	-	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 22,139,258 shares issued and outstanding, at June 30, 2017	221,348	-	221,348
Additional paid-in capital	224,135,827	-	224,135,827
Accumulated other comprehensive income (loss)	(7,830,147)	2,436,690	(5,393,457)
Cumulative distributions to stockholders	(96,237,206)	-	(96,237,206)
Accumulated earnings (deficit)	(564,929)	(2,436,690)	(3,001,619)

Total stockholders' equity	156,881,865	-	156,881,865

Total liabilities and stockholders' equity	$2,633,713,110	$-	$2,633,713,110

	September 30, 2017
	As previously reported	Restatement adjustments	As restated
ASSETS
Available-for-sale securities, at fair value (includes pledged securities of $1,309,061,643 for September 30, 2017	$1,304,486,040	$-	$1,304,486,040
Mortgage loans held-for-sale, at fair value	495,486	-	495,486
Multi-family loans held in securitization trusts, at fair value	1,149,888,917	-	1,149,888,917
Residential loans held in securitization trusts, at fair value	125,403,499	-	125,403,499
Mortgage servicing rights, at fair value	2,993,997	-	2,993,997
Cash and cash equivalents	30,554,867	-	30,554,867
Restricted cash	15,437,341	-	15,437,341
Deferred offering costs	78,432	-	78,432
Accrued interest receivable	8,732,428	-	8,732,428
Investment related receivable	4,699,021	-	4,699,021
Other assets	912,719	-	912,719

Total assets	$2,643,682,747	$-	$2,643,682,747

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Repurchase agreements:
Available-for-sale securities	$1,237,661,000	$-	$1,237,661,000
Multi-family securitized debt obligations	1,128,773,402	-	1,128,773,402
Residential securitized debt obligations	119,882,464	-	119,882,464
Accrued interest payable	5,205,165	-	5,205,165
Derivative assets, at fair value	529,075	-	529,075
Dividends payable	29,349	-	29,349
Deferred income	202,896	-	202,896
Fees and expenses payable to Manager	587,000	-	587,000
Other accounts payable and accrued expenses	273,732	-	273,732

Total liabilities	2,493,144,083	-	2,493,144,083

STOCKHOLDERS' EQUITY:
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 issued and outstanding at September 30, 2017	37,156,972	-	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 22,139,258 shares issued and outstanding, at September 30, 2017	221,393	-	221,393
Additional paid-in capital	224,063,268	-	224,063,268
Accumulated other comprehensive income (loss)	(5,643,099)	2,436,690	(3,206,409)
Cumulative distributions to stockholders	(100,438,604)	-	(100,438,604)
Accumulated earnings (deficit)	(4,821,266)	(2,436,690)	(7,257,956)

Total stockholders' equity	150,538,664	-	150,538,664

Total liabilities and stockholders' equity	$2,643,682,747	$-	$2,643,682,747

	December 31, 2017
	As previously reported	Restatement adjustments	As restated
ASSETS
Available-for-sale securities, at fair value (includes pledged securities of $1,295,225,428 for December 31, 2017	$1,290,825,648	$-	$1,290,825,648
Multi-family loans held in securitization trusts, at fair value	1,130,874,274	-	1,130,874,274
Residential loans held in securitization trusts, at fair value	119,756,455	-	119,756,455
Mortgage servicing rights, at fair value	2,963,861	-	2,963,861
Cash and cash equivalents	34,347,339	-	34,347,339
Restricted cash	11,275,263	-	11,275,263
Deferred offering costs	179,382	-	179,382
Accrued interest receivable	8,852,036	-	8,852,036
Investment related receivable	7,461,128	-	7,461,128
Derivative assets, at fair value	5,349,613	-	5,349,613
Other assets	656,117	-	656,117

Total assets	$2,612,541,116	$-	$2,612,541,116

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Repurchase agreements:
Available-for-sale securities	$1,234,522,000	$-	$1,234,522,000
Multi-family securitized debt obligations	1,109,204,743	-	1,109,204,743
Residential securitized debt obligations	114,418,318	-	114,418,318
Accrued interest payable	6,194,464	-	6,194,464
Dividends payable	39,132	-	39,132
Deferred income	222,518	-	222,518
Due to broker	1,123,463	-	1,123,463
Fees and expenses payable to Manager	752,000	-	752,000
Other accounts payable and accrued expenses	273,201	-	273,201

Total liabilities	2,466,749,839	-	2,466,749,839

STOCKHOLDERS' EQUITY:
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 issued and outstanding at December 31, 2017	37,156,972	-	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 22,143,758 shares issued and outstanding, at December 31, 2017	221,393	-	221,393
Additional paid-in capital	224,048,169	-	224,048,169
Accumulated other comprehensive income (loss)	(15,054,484)	2,436,690	(12,617,794)
Cumulative distributions to stockholders	(104,650,235)	-	(104,650,235)
Accumulated earnings (deficit)	4,069,462	(2,436,690)	1,632,772

Total stockholders' equity	145,791,277	-	145,791,277

Total liabilities and stockholders' equity	$2,612,541,116	$-	$2,612,541,116

	March 31, 2018
	As previously reported	Restatement adjustments	As restated
ASSETS
Available-for-sale securities, at fair value (includes pledged securities of $1,099,341,757 for March 31, 2018	$1,095,189,264	$-	$1,095,189,264
Multi-family loans held in securitization trusts, at fair value	1,106,592,612	-	1,106,592,612
Residential loans held in securitization trusts, at fair value	111,764,070	-	111,764,070
Mortgage servicing rights, at fair value	3,021,549	-	3,021,549
Cash and cash equivalents	42,257,248	-	42,257,248
Restricted cash	11,658,225	-	11,658,225
Deferred offering costs	186,999	-	186,999
Accrued interest receivable	8,854,367	-	8,854,367
Investment related receivable (includes pledged securities of $138,262,099 for march 31, 2018)	143,801,279	-	143,801,279
Derivative assets, at fair value	18,132,700	-	18,132,700
Other assets	512,358	-	512,358

Total assets	$2,541,970,671	$-	$2,541,970,671

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Repurchase agreements:
Available-for-sale securities	$1,177,060,000	$-	$1,177,060,000
Multi-family securitized debt obligations	1,086,279,589	-	1,086,279,589
Residential securitized debt obligations	106,676,747	-	106,676,747
Accrued interest payable	6,009,300	-	6,009,300
Dividends payable	39,132	-	39,132
Deferred income	273,968	-	273,968
Due to broker	13,741,125	-	13,741,125
Fees and expenses payable to Manager	1,319,711	-	1,319,711
Other accounts payable and accrued expenses	209,976	-	209,976

Total liabilities	2,391,609,548	-	2,391,609,548

STOCKHOLDERS' EQUITY:
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 issued and outstanding at March 31, 2018	37,156,972	-	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 23,683,164 shares issued and outstanding, at March 31, 2018	236,787	-	236,787
Additional paid-in capital	231,348,163	-	231,348,163
Accumulated other comprehensive income (loss)	(25,919,831)	2,436,690	(23,483,141)
Cumulative distributions to stockholders	(107,845,430)	-	(107,845,430)
Accumulated earnings (deficit)	15,384,462	(2,436,690)	12,947,772

Total stockholders' equity	150,361,123	-	150,361,123

Total liabilities and stockholders' equity	$2,541,970,671	$-	$2,541,970,671

	June 30, 2018
	As previously reported	Restatement adjustments	As restated
ASSETS
Commercial mortgage loans held-for-investment, at amortized cost	$326,883,547	$-	$326,883,547
Multi-family loans held in securitization trusts, at fair value	23,842,162	-	23,842,162
Mortgage servicing rights, at fair value	4,105,613	-	4,105,613
Cash and cash equivalents	73,380,534	-	73,380,534
Restricted cash	7,932,233	-	7,932,233
Deferred offering costs	154,616	-	154,616
Accrued interest receivable	1,856,506	-	1,856,506
Investment related receivable	20,505,834	-	20,505,834
Other assets	871,239	-	871,239

Total assets	$459,532,284	$-	$459,532,284

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Collateralized loan obligations	$287,738,948	$-	$287,738,948
Multi-family securitized debt obligations	19,481,546	-	19,481,546
Accrued interest payable	526,251	-	526,251
Dividends payable	29,349	-	29,349
Deferred income	310,250	-	310,250
Fees and expenses payable to Manager	1,185,000	-	1,185,000
Other accounts payable and accrued expenses	225,980	-	225,980

Total liabilities	309,497,324	-	309,497,324

STOCKHOLDERS' EQUITY:
Preferred Stock: par value $0.01 per share; 50,000,000 shares authorized, 8.75% Series A cumulative redeemable, $25 liquidation preference, 1,610,000 issued and outstanding at June 30, 2018	37,156,972	-	37,156,972
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 23,683,164 shares issued and outstanding, at June 30, 2018	236,787	-	236,787
Additional paid-in capital	231,320,638	-	231,320,638
Accumulated other comprehensive income (loss)	(2,436,690)	2,436,690	-
Cumulative distributions to stockholders	(110,137,146)	-	(110,137,146)
Accumulated earnings (deficit)	(6,105,601)	(2,436,690)	(8,542,291)

Total stockholders' equity	150,034,960	-	150,034,960

Total liabilities and stockholders' equity	$459,532,284	$-	$459,532,284

The tables below set forth the anticipated impacts to the consolidated statements of operations (unaudited):

	Three Months Ended June 30, 2016			Six Months Ended June 30, 2016
	As previously reported	Restatement adjustments	As restated	As previously reported	Restatement adjustments	As restated
Revenues:
Interest income:
Available-for-sale securities	$5,331,794	$-	$5,331,794	$10,230,832	$-	$10,230,832
Mortgage loans held-for-sale	167,070	-	167,070	289,307	-	289,307
Multi-family loans held in securitization trusts	14,692,902	-	14,692,902	30,130,706	-	30,130,706
Residential loans held in securitization trusts	3,408,847	-	3,408,847	7,561,253	-	7,561,253
Cash and cash equivalents	8,945	-	8,945	14,655	-	14,655
Interest expense:
Repurchase agreements - available-for-sale securities	(1,338,815)	-	(1,338,815)	(2,828,228)	-	(2,828,228)
Repurchase agreements - mortgage loans held-for-sale	(94,084)	-	(94,084)	(170,284)	-	(170,284)
Multi-family securitized debt obligations	(13,814,743)	-	(13,814,743)	(27,927,452)	-	(27,927,452)
Residential securitized debt obligations	(2,589,846)	-	(2,589,846)	(5,768,288)	-	(5,768,288)
Net interest income	5,772,070	-	5,772,070	11,532,501	-	11,532,501

Other-than-temporary impairments
(Increase) decrease in credit reserves	(146,224)	-	(146,224)	(167,218)	-	(167,218)
Additional other-than-temporary credit impairment losses	-	-	-	-	-	-
Total impairment losses recognized in earnings	(146,224)	-	(146,224)	(167,218)	-	(167,218)

Other income:
Realized gain (loss) on sale of investments, net	3,771,148	-	3,771,148	(2,612,005)	-	(2,612,005)
Change in unrealized gain (loss) on fair value option securities	(2,239,654)	(3,723,524)	(5,963,178)	(2,610,749)	(3,723,524)	(6,334,273)
Realized gain (loss) on derivative contracts, net	(761,362)	-	(761,362)	(2,346,903)	-	(2,346,903)
Change in unrealized gain (loss) on derivative contracts, net	(2,050,538)	-	(2,050,538)	(10,512,938)	-	(10,512,938)
Realized gain (loss) on mortgage loans held-for-sale	69,734	-	69,734	68,748	-	68,748
Change in unrealized gain (loss) on mortgage loans held-for-sale	(62,002)	-	(62,002)	135,900	-	135,900
Change in unrealized gain (loss) on mortgage service rights	(138,447)	-	(138,447)	(1,038,735)	-	(1,038,735)
Change in unrealized gain (loss) on multi-family loans held in securitization trusts	(8,071,468)	-	(8,071,468)	(6,535,151)	-	(6,535,151)
Change in unrealized gain (loss) on residential loans held in securitization trusts	3,399,187	-	3,399,187	845,110	-	845,110
Servicing income	243,875	-	243,875	467,553	-	467,553
Other income	1,826	-	1,826	26,808	-	26,808
Total other income (loss)	(5,837,701)	(3,723,524)	(9,561,225)	(24,112,362)	(3,723,524)	(27,835,886)

Expenses:
Management fee	626,738	-	626,738	1,249,961	-	1,249,961
General and administrative expenses	1,679,132	-	1,679,132	3,311,643	-	3,311,643
Operating expenses reimbursable to Manager	1,184,243	-	1,184,243	2,389,054	-	2,389,054
Other operating expenses	350,061	-	350,061	1,232,267	-	1,232,267
Compensation expense	24,248	-	24,248	93,887	-	93,887
Total expenses	3,864,422	-	3,864,422	8,276,812	-	8,276,812
Net income (loss)	(4,076,277)	(3,723,524)	(7,799,801)	(21,023,891)	(3,723,524)	(24,747,415)
Dividends to preferred stockholders	(870,726)	-	(870,726)	(1,751,235)	-	(1,751,235)
Net income (loss) attributable to common stockholders	$(4,947,003)	$(3,723,524)	$(8,670,527)	$(22,775,126)	$(3,723,524)	$(26,498,650)

Earnings (loss) per share:
Net income attributable to common stockholders (basic and diluted)	$(4,947,003)	$(3,723,524)	$(8,670,527)	$(22,775,126)	$(3,723,524)	$(26,498,650)
Weighted average number of shares of common stock outstanding	14,597,894	14,597,894	14,597,894	14,604,540	14,604,540	14,604,540
Basic and diluted income per share	$(0.34)	$(0.26)	$(0.59)	$(1.56)	$(0.25)	$(1.81)
Dividends declared per share of common stock	$0.18	$-	$0.18	$0.36	$-	$0.36

	Three Months Ended September 30, 2016			Nine Months Ended September 30, 2016
	As previously reported	Restatement adjustments	As restated	As previously reported	Restatement adjustments	As restated
Revenues:
Interest income:
Available-for-sale securities	$6,549,869	$-	$6,549,869	$16,780,701	$-	$16,780,701
Mortgage loans held-for-sale	121,892	-	121,892	411,199	-	411,199
Multi-family loans held in securitization trusts	14,466,946	-	14,466,946	44,597,652	-	44,597,652
Residential loans held in securitization trusts	1,582,090	-	1,582,090	9,143,343	-	9,143,343
Cash and cash equivalents	11,754	-	11,754	26,409	-	26,409
Interest expense:
Repurchase agreements - available-for-sale securities	(1,572,062)	-	(1,572,062)	(4,400,290)	-	(4,400,290)
Repurchase agreements - mortgage loans held-for-sale	(57,449)	-	(57,449)	(227,733)	-	(227,733)
Multi-family securitized debt obligations	(13,740,005)	-	(13,740,005)	(41,667,457)	-	(41,667,457)
Residential securitized debt obligations	(1,210,186)	-	(1,210,186)	(6,978,474)	-	(6,978,474)
Net interest income	6,152,849	-	6,152,849	17,685,350	-	17,685,350

Other-than-temporary impairments
Increase in credit reserves	(374,124)	354,334	(19,790)	(541,342)	354,334	(187,008)
Additional other-than-temporary credit impairment losses	(183,790)	-	(183,790)	(183,790)	-	(183,790)
Total impairment losses recognized in earnings	(557,914)	354,334	(203,580)	(725,132)	354,334	(370,798)

Other income:
Realized gain (loss) on sale of investments, net	(749,604)	-	(749,604)	(3,361,609)	-	(3,361,609)
Change in unrealized gain (loss) on fair value option securities	(958,995)	-	(958,995)	(3,569,744)	(3,723,524)	(7,293,268)
Realized gain (loss) on derivative contracts, net	(820,974)	-	(820,974)	(3,167,877)	-	(3,167,877)
Change in unrealized gain (loss) on derivative contracts, net	3,340,600	-	3,340,600	(7,172,338)	-	(7,172,338)
Realized gain (loss) on mortgage loans held-for-sale	60,427	-	60,427	129,175	-	129,175
Change in unrealized gain (loss) on mortgage loans held-for-sale	(138,785)	-	(138,785)	(2,885)	-	(2,885)
Change in unrealized gain (loss) on mortgage service rights	(204,505)	-	(204,505)	(1,243,240)	-	(1,243,240)
Change in unrealized gain (loss) on multi-family loans held in securitization trusts	930,312	-	930,312	(5,604,839)	-	(5,604,839)
Change in unrealized gain (loss) on residential loans held in securitization trusts	(764,599)	-	(764,599)	80,511	-	80,511
Tax interest expense	(1,860,000)	-	(1,860,000)	(1,860,000)	-	(1,860,000)
Servicing income	258,458	-	258,458	726,011	-	726,011
Other income	3	-	3	26,811	-	26,811
Total other income (loss)	(907,662)	-	(907,662)	(25,020,024)	(3,723,524)	(28,743,548)

Expenses:
Management fee	623,525	-	623,525	1,873,486	-	1,873,486
General and administrative expenses	1,171,421	-	1,171,421	4,483,064	-	4,483,064
Operating expenses reimbursable to Manager	1,184,391	-	1,184,391	3,573,445	-	3,573,445
Other operating expenses	161,036	-	161,036	1,393,303	-	1,393,303
Compensation expense	50,544	-	50,544	144,431	-	144,431
Total expenses	3,190,917	-	3,190,917	11,467,729	-	11,467,729
Net income (loss)	1,496,356	354,334	1,850,690	(19,527,535)	(3,369,190)	(22,896,725)
Dividends to preferred stockholders	(880,509)	-	(880,509)	(2,631,744)	-	(2,631,744)
Net income (loss) attributable to common stockholders	$615,847	$354,334	$970,181	$(22,159,279)	$(3,369,190)	$(25,528,469)

Earnings (loss) per share:
Net income attributable to common stockholders (basic and diluted)	$615,847	$354,334	$970,181	$(22,159,279)	$(3,369,190)	$(25,528,469)
Weighted average number of shares of common stock outstanding	14,600,193	14,600,193	14,600,193	14,601,306	14,601,306	14,601,306
Basic and diluted income per share	$0.04	$0.02	$0.07	$(1.52)	$(0.23)	$(1.75)
Dividends declared per share of common stock	$0.18	$-	$0.18	$0.54	$-	$0.54

	Year Ended December 31, 2016
	As previously reported	Restatement adjustments	As restated
Revenues:
Interest income:
Available-for-sale securities	$23,475,765	$-	$23,475,765
Mortgage loans held-for-sale	430,986	-	430,986
Multi-family loans held in securitization trusts	58,587,780	-	58,587,780
Residential loans held in securitization trusts	10,585,191	-	10,585,191
Cash and cash equivalents	41,994	-	41,994
Interest expense:
Repurchase agreements - available-for-sale securities	(6,237,777)	-	(6,237,777)
Repurchase agreements - mortgage loans held-for-sale	(237,807)	-	(237,807)
Multi-family securitized debt obligations	(54,940,386)	-	(54,940,386)
Residential securitized debt obligations	(8,117,402)	-	(8,117,402)
Net interest income	23,588,344	-	23,588,344

Other-than-temporary impairments
Increase in credit reserves	(541,342)	1,286,834	745,492
Additional other-than-temporary credit impairment losses	(183,790)	-	(183,790)
Total impairment losses recognized in earnings	(725,132)	1,286,834	561,702

Other income:
Realized gain (loss) on sale of investments, net	(7,216,137)	-	(7,216,137)
Change in unrealized gain (loss) on fair value option securities	(4,683,410)	(3,723,524)	(8,406,934)
Realized gain (loss) on derivative contracts, net	(3,089,001)	-	(3,089,001)
Change in unrealized gain (loss) on derivative contracts, net	5,495,463	-	5,495,463
Realized gain (loss) on mortgage loans held-for-sale	94,187	-	94,187
Change in unrealized gain (loss) on mortgage loans held-for-sale	(151,023)	-	(151,023)
Change in unrealized gain (loss) on mortgage service rights	(827,864)	-	(827,864)
Change in unrealized gain (loss) on multi-family loans held in securitization trusts	(5,219,530)	-	(5,219,530)
Change in unrealized gain (loss) on residential loans held in securitization trusts	404,720	-	404,720
Tax interest expense	(1,860,000)	-	(1,860,000)
Servicing income	932,424	-	932,424
Other income	32,276	-	32,276
Total other income (loss)	(16,087,895)	(3,723,524)	(19,811,419)

Expenses:
Management fee	2,472,353	-	2,472,353
General and administrative expenses	5,867,851	-	5,867,851
Operating expenses reimbursable to Manager	4,747,275	-	4,747,275
Other operating expenses	1,480,341	-	1,480,341
Compensation expense	197,452	-	197,452
Total expenses	14,765,272	-	14,765,272
Net income (loss)	(7,989,955)	(2,436,690)	(10,426,645)
Dividends to preferred stockholders	(3,522,036)	-	(3,522,036)
Net income (loss) attributable to common stockholders	$(11,511,991)	$(2,436,690)	$(13,948,681)

Earnings (loss) per share:
Net income attributable to common stockholders (basic and diluted)	$(11,511,991)	$(2,436,690)	$(13,948,681)
Weighted average number of shares of common stock outstanding	14,641,701	14,641,701	14,641,701
Basic and diluted income per share	$(0.79)	$(0.17)	$(0.95)
Dividends declared per share of common stock	$2.04	$-	$2.04

The tables below set forth the anticipated impacts to the consolidated statements of comprehensive income (unaudited):

	Three Months Ended June 30, 2016			Six Months Ended June 30, 2016
	As previously reported	Restatement adjustments	As restated	As previously reported	Restatement adjustments	As restated
Net income (loss)	$(4,076,277)	$(3,723,524)	$(7,799,801)	$(21,023,891)	$(3,723,524)	$(24,747,415)

Other comprehensive income (loss):
Increase (decrease) in net unrealized gain on available-for-sale securities, net	11,621,634	3,723,524	15,345,158	9,375,621	3,723,524	13,099,145
Reclassification adjustment for net gain (loss) included in net income (loss)	(7,671,018)	-	(7,671,018)	(6,547,325)	-	(6,547,325)
Reclassification adjustment for other-than-temporary impairments included in net income (loss)	146,224	-	146,224	167,218	-	167,218
Total other comprehensive income (loss)	4,096,840	3,723,524	7,820,364	2,995,514	3,723,524	6,719,038
Less: Dividends to preferred stockholders	(870,726)	-	(870,726)	(1,751,235)	-	(1,751,235)
Comprehensive income (loss) attributable to common stockholders	$(850,163)	$-	$(850,163)	$(19,779,612)	$-	$(19,779,612)

	Three Months Ended September 30, 2016			Nine Months Ended September 30, 2016
	As previously reported	Restatement adjustments	As restated	As previously reported	Restatement adjustments	As restated
Net income (loss)	$1,496,356	$354,334	$1,850,690	$(19,527,535)	$(3,369,190)	$(22,896,725)

Other comprehensive income (loss):
Increase (decrease) in net unrealized gain on available-for-sale securities, net	(979,421)	-	(979,421)	8,396,200	3,723,524	12,119,724
Reclassification adjustment for net gain (loss) included in net income	23,914	-	23,914	(6,523,410)	-	(6,523,410)
Reclassification adjustment for other-than-temporary impairments included in net income	374,124	(354,334)	19,790	541,342	(354,334)	187,008
Total other comprehensive income (loss)	(581,383)	(354,334)	(935,717)	2,414,132	3,369,190	5,783,322
Less: Dividends to preferred stockholders	(880,509)	-	(880,509)	(2,631,744)	-	(2,631,744)
Comprehensive income (loss) attributable to common stockholders	$34,464	$-	$34,464	$(19,745,147)	$-	$(19,745,147)

	Year Ended December 31, 2016
	As previously reported	Restatement adjustments	As restated
Net income (loss)	$(7,989,955)	$(2,436,690)	$(10,426,645)

Other comprehensive income (loss):
Increase (decrease) in net unrealized gain on available-for-sale securities, net	(3,824,461)	3,723,524	(100,937)
Reclassification adjustment for net gain (loss) included in net income	(5,589,740)	-	(5,589,740)
Reclassification adjustment for other-than-temporary impairments included in net income	541,342	(1,286,834)	(745,492)
Total other comprehensive income (loss)	(8,872,859)	2,436,690	(6,436,169)
Less: Dividends to preferred stockholders	(3,522,036)	-	(3,522,036)
Comprehensive income (loss) attributable to common stockholders	$(20,384,850)	$-	$(20,384,850)

The tables below set forth the anticipated impacts to the consolidated statements of cash flow (unaudited):

	Six Months Ended June 30, 2016
	As previously reported	Restatement adjustments	As restated
Cash flows from operating activities:
Net income (loss)	$(21,023,891)	$(3,723,524)	$(24,747,415)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Other-than-temporary impairment charges	167,218	-	167,218
Amortization/accretion of available-for-sale securities premiums and discounts, net	(3,534,745)	-	(3,534,745)
Realized (gain) loss on sale of investments, net	2,612,005	-	2,612,005
Realized (gain) loss on derivative contracts	2,346,903	-	2,346,903
Realized (gain) loss on mortgage loans held-for-sale	(68,748)	-	(68,748)
Unrealized (gain) loss on fair value option securities	2,610,749	3,723,524	6,334,273
Unrealized (gain) loss on derivative contracts	10,512,938	-	10,512,938
Unrealized (gain) on mortgage loans held-for-sale	(135,900)	-	(135,900)
Unrealized (gain) loss on mortgage service rights	1,038,735	-	1,038,735
Unrealized (gain) loss on multi-family loans held in securitization trusts	6,535,151	-	6,535,151
Unrealized (gain) loss on residential loans held in securitization trusts	(845,110)	-	(845,110)
Restricted stock compensation expense	25,554	-	25,554
Net change in:
Accrued interest receivable	(510,671)	-	(510,671)
Dividends receivable	24,008	-	24,008
Other assets	(574,052)	-	(574,052)
Accrued interest payable	(31,814)	-	(31,814)
Deferred income	(156,716)	-	(156,716)
Fees and expenses payable to Manager	68,465	-	68,465
Net cash (used in) operating activities	(939,921)	-	(939,921)

Cash flows from investing activities:
Purchase of available-for-sale securities	(324,629,196)	-	(324,629,196)
Purchase of mortgage loans held-for-sale	(11,573,408)	-	(11,573,408)
Proceeds from sales of available-for-sale securities	189,273,268	-	189,273,268
Proceeds from mortgage loans held-for-sale	9,586,465	-	9,586,465
Proceeds from FHLBI stock	2,391,700	-	2,391,700
Net proceeds from (payments for) derivative contracts	(2,346,903)	-	(2,346,903)
Principal payments from available-for-sale securities	33,837,646	-	33,837,646
Principal payments from mortgage loans held-for-sale	182,396	-	182,396
Investment related receivable	(1,975,625)	-	(1,975,625)
Restricted cash	(6,279,570)	-	(6,279,570)
Net cash used in investing activities	(111,533,227)	-	(111,533,227)

Cash flows from financing activities:
Purchase of treasury stock	(283,565)	-	(283,565)
Dividends paid on common stock	(5,257,642)	-	(5,257,642)
Dividends paid on preferred stock	(1,761,018)	-	(1,761,018)
Proceeds from repurchase agreements - available-for-sale securities	3,093,465,000	-	3,093,465,000
Proceeds from repurchase agreements - mortgage loans held-for-sale	13,548,045	-	13,548,045
Payments for FHLBI advances	(49,697,000)	-	(49,697,000)
Principal repayments of repurchase agreements - available-for-sale securities	(2,925,499,000)	-	(2,925,499,000)
Principal repayments of repurchase agreements - mortgage loans held-for-sale	(12,645,732)	-	(12,645,732)
Net cash provided by financing activities	111,869,088	-	111,869,088
Net increase (decrease) in cash and cash equivalents	(604,060)	-	(604,060)
Cash and cash equivalents, beginning of period	26,140,718	-	26,140,718
Cash and cash equivalents, end of period	$25,536,658	$-	$23,536,658

Supplemental disclosure of cash flow information
Cash paid for interest	$3,030,326	$-	$3,030,326

Non-cash investing and financing activities information
Restricted stock compensation expense	$25,554	$-	$25,554
Dividends declared but not paid at end of period	$29,349	$-	$29,349
Net change in unrealized gain (loss) on available-for-sale securities	$2,995,514	$3,723,524	$6,719,038
Consolidation of multi-family loans held in securitization trusts	$1,310,347,394	$-	$1,310,347,394
Consolidation of residential loans held in securitization trusts	$174,836,711	$-	$174,836,711
Consolidation of multi-family securitized debt obligations	$1,293,320,974	$-	$1,293,320,974
Consolidation of residential securitized debt obligations	$160,213,774	$-	$160,213,774

	Nine Months Ended September 30, 2016
	As previously reported	Restatement adjustments	As restated
Cash flows from operating activities:
Net income (loss)	$(19,527,535)	$(3,369,190)	$(22,896,725)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Other-than-temporary impairment charges	725,132	(354,334)	370,798
Amortization/accretion of available-for-sale securities premiums and discounts, net	(5,257,442)	-	(5,257,442)
Realized (gain) loss on sale of investments, net	3,361,609	-	3,361,609
Realized (gain) loss on derivative contracts	3,167,877	-	3,167,877
Realized (gain) loss on mortgage loans held-for-sale	(129,175)	-	(129,175)
Unrealized (gain) loss on fair value option securities	3,569,744	3,723,524	7,293,268
Unrealized (gain) loss on derivative contracts	7,172,338	-	7,172,338
Unrealized (gain) loss on mortgage loans held-for-sale	2,885	-	2,885
Unrealized (gain) loss on mortgage service rights	1,243,240	-	1,243,240
Unrealized (gain) loss on multi-family loans held in securitization trusts	5,604,839	-	5,604,839
Unrealized (gain) loss on residential loans held in securitization trusts	(80,511)	-	(80,511)
Restricted stock compensation expense	29,014	-	29,014
Net change in:
Accrued interest receivable	(672,852)	-	(672,852)
Dividends receivable	25,899	-	25,899
Other assets	(424,039)	-	(424,039)
Accrued interest payable	(43,909)	-	(43,909)
Deferred income	6,905	-	6,905
Fees and expenses payable to Manager	(151,716)	-	(151,716)
Other accounts payable and accrued expenses	1,795,403	-	1,795,403
Net cash provided by operating activities	417,706	-	417,706

Cash flows from investing activities:
Purchase of available-for-sale securities	(454,443,440)	-	(454,443,440)
Purchase of mortgage loans held-for-sale	(14,772,535)	-	(14,772,535)
Proceeds from sales of available-for-sale securities	230,557,084	-	230,557,084
Proceeds from mortgage loans held-for-sale	16,289,603	-	16,289,603
Proceeds from FHLBI stock	2,391,700	-	2,391,700
Net proceeds from (payments for) derivative contracts	(3,167,877)	-	(3,167,877)
Principal payments from available-for-sale securities	66,007,840	-	66,007,840
Principal payments from mortgage loans held-for-sale	235,622	-	235,622
Investment related receivable	(2,539,730)	-	(2,539,730)
Restricted cash	(5,908,603)	-	(5,908,603)
Net cash used in investing activities	(165,350,336)	-	(165,350,336)

Cash flows from financing activities:
Net proceeds from issuance of common stock	(283,565)	-	(283,565)
Dividends paid on common stock	(7,885,803)	-	(7,885,803)
Dividends paid on preferred stock	(2,641,527)	-	(2,641,527)
Proceeds from repurchase agreements - available-for-sale securities	5,603,428,000	-	5,603,428,000
Proceeds from repurchase agreements - mortgage loans held-for-sale	16,405,081	-	16,405,081
Payments for FHLBI advances	(49,697,000)	-	(49,697,000)
Principal repayments of repurchase agreements - available-for-sale securities	(5,373,159,000)	-	(5,373,159,000)
Principal repayments of repurchase agreements - mortgage loans held-for-sale	(18,783,717)	-	(18,783,717)
Net cash provided by financing activities	167,382,469	-	167,382,469
Net increase (decrease) in cash and cash equivalents	2,449,839	-	2,449,839
Cash and cash equivalents, beginning of period	26,140,718	-	26,140,718
Cash and cash equivalents, end of period	$28,590,557	$-	$28,590,557

Supplemental disclosure of cash flow information
Cash paid for interest	$4,671,932	$-	$4,671,932

Non-cash investing and financing activities information
Restricted stock compensation expense	$29,014	$-	$29,014
Dividends declared but not paid at end of period	$29,349	$-	$29,349
Net change in unrealized gain (loss) on available-for-sale securities	$2,414,131	$3,369,190	$5,783,321
Consolidation of multi-family loans held in securitization trusts	$1,271,754,540	$-	$1,271,754,540
Consolidation of residential loans held in securitization trusts	$153,858,101	$-	$153,858,101
Consolidation of multi-family securitized debt obligations	$1,253,797,808	$-	$1,253,797,808
Consolidation of residential securitized debt obligations	$147,807,489	$-	$147,807,489

	Year Ended December 31, 2016
	As previously reported	Restatement adjustments	As restated
Cash flows from operating activities:
Net income (loss)	$(7,989,955)	$(2,436,690)	$(10,426,645)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Other-than-temporary impairment charges	725,132	(1,286,834)	(561,702)
Amortization/accretion of available-for-sale securities premiums and discounts, net	(6,751,667)	-	(6,751,667)
Realized (gain) loss on sale of investments, net	7,216,137	-	7,216,137
Realized (gain) loss on derivative contracts	3,089,001	-	3,089,001
Realized (gain) loss on mortgage loans held-for-sale	(94,187)	-	(94,187)
Unrealized (gain) loss on fair value option securities	4,683,410	3,723,524	8,406,934
Unrealized (gain) loss on derivative contracts	(5,495,463)	-	(5,495,463)
Unrealized (gain) loss on mortgage loans held-for-sale	151,023	-	151,023
Unrealized (gain) loss on mortgage service rights	827,864	-	827,864
Unrealized (gain) loss on multi-family loans held in securitization trusts	5,219,530	-	5,219,530
Unrealized (gain) loss on residential loans held in securitization trusts	(404,720)	-	(404,720)
Restricted stock compensation expense	35,785	-	35,785
Net change in:
Accrued interest receivable	(707,019)	-	(707,019)
Deferred offering costs	(96,489)	-	(96,489)
Dividends receivable	25,900	-	25,900
Other assets	(244,441)	-	(244,441)
Accrued interest payable	119,993	-	119,993
Deferred income	203,743	-	203,743
Fees and expenses payable to Manager	37,097	-	37,097
Other accounts payable and accrued expenses	1,790,336	-	1,790,336
Net cash provided by operating activities	2,341,010	-	2,341,010

Cash flows from investing activities:
Purchase of available-for-sale securities	(585,984,081)	-	(585,984,081)
Purchase of mortgage loans held-for-sale	(14,772,535)	-	(14,772,535)
Proceeds from sales of available-for-sale securities	263,153,843	-	263,153,843
Proceeds from mortgage loans held-for-sale	22,490,929	-	22,490,929
Proceeds from FHLBI stock	2,403,000	-	2,403,000
Net proceeds from (payments for) derivative contracts	(3,089,001)	-	(3,089,001)
Principal payments from available-for-sale securities	96,655,967	-	96,655,967
Principal payments from mortgage loans held-for-sale	275,636	-	275,636
Investment related receivable	(2,323,115)	-	(2,323,115)
Restricted cash	(2,180,584)	-	(2,180,584)
Due to broker	4,244,678	-	4,244,678
Net cash used in investing activities	(219,125,263)	-	(219,125,263)

Cash flows from financing activities:
Net proceeds from issuance of common stock	15,503,885	-	15,503,885
Purchase of treasury stock	(283,565)	-	(283,565)
Dividends paid on common stock	(29,898,918)	-	(29,898,918)
Dividends paid on preferred stock	(3,522,036)	-	(3,522,036)
Proceeds from repurchase agreements - available-for-sale securities	7,940,492,000	-	7,940,492,000
Proceeds from repurchase agreements - mortgage loans held-for-sale	16,405,081	-	16,405,081
Payments for FHLBI advances	(49,697,000)	-	(49,697,000)
Principal repayments of repurchase agreements - available-for-sale securities	(7,644,912,000)	-	(7,644,912,000)
Principal repayments of repurchase agreements - mortgage loans held-for-sale	(25,909,538)	-	(25,909,538)
Net cash provided by financing activities	218,177,909	-	218,177,909
Net increase (decrease) in cash and cash equivalents	1,393,656	-	1,393,656
Cash and cash equivalents, beginning of period	26,140,718	-	26,140,718
Cash and cash equivalents, end of period	$27,534,374	$-	$27,534,374

Supplemental disclosure of cash flow information
Cash paid for interest	$6,355,591	$-	$6,355,591

Non-cash investing and financing activities information
Dividends declared but not paid at end of period	$39,132	$-	$39,132
Net change in unrealized gain (loss) on available-for-sale securities	$(8,872,859)	$2,436,690	$(6,436,169)
Consolidation of multi-family loans held in securitization trusts	$1,227,523,075	$-	$1,227,523,075
Consolidation of residential loans held in securitization trusts	$141,597,866	$-	$141,597,866
Consolidation of multi-family securitized debt obligations	$1,209,181,035	$-	$1,209,181,035
Consolidation of residential securitized debt obligations	$135,223,045	$-	$135,223,045

In connection with the restatement, the Company evaluated its conclusion regarding the effectiveness of the Company’s disclosure controls and procedures and internal controls over financial reporting for the Relevant Periods and determined that the occurrence of accounting errors giving rise to this restatement was a further instance of a failure of the Company’s control over the depth and timeliness review of account balances, as previously disclosed in the Company’s Annual Reports for fiscal years ended December 31, 2016 and 2017 and Quarterly Reports for the Relevant Periods, which had not yet been remediated as of June 30, 2018.

The Audit Committee has discussed the matters disclosed in this Item 4.02(a) with the Company’s management and Grant Thornton LLP.

Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of the U.S. securities laws that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans and objectives. You can identify forward-looking statements by use of words such as “believe,” “expect,” “anticipate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions or other comparable terms, or by discussions of strategy, plans or intentions. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Additional information concerning these and other risk factors are contained in the Company’s most recent filings with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov.

All subsequent written and oral forward-looking statements that the Company makes, or that are attributable to the Company, are expressly qualified in their entirety by this cautionary notice. Any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Exhibits.

(d)	Exhibits.

99.1	Press Release of Hunt Companies Finance Trust, Inc., dated November 6, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hunt Companies Finance Trust, Inc.

Date: November 6, 2018	By:	/s/ James A. Briggs
James A. Briggs
Interim Chief Financial Officer